                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                  APRIL 1996
                             PAYMENT MAY 15, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                    CUSIP#393534AB8
                                    Trust Account #33-31958-0
                                    Distribution Date: May 15, 1994

SECURITIZED NET INTEREST MARGIN                                    PER $1,000
-------------------------------                                     ORIGINAL
CERTIFICATES                                                       ----------
------------

1.   Amount Available                           962,709.25

Interest

2.   Aggregate Interest                         354,812.37         3.83996071

3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest

5.   Monthly Interest                           354,812.37

Principal

6.   Current month's principal
     distribution                               607,896.88         6.57897056

7.   Remaining outstanding principal
     balance                                 53,630,936.77        580.4213936
     Pool Factor                                 .58042139

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date              83,828,177.95

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                             341,740.07

11.  Weighted average CPR                            12.64%

12.  Weighted average CDR                             2.71%

13.  Annualized net loss percentage                   1.09%

14.  Delinquency          30-59 day                   1.00%
                          60-89 day                   0.38%
                          90+ day                     0.81%
                          Total 30+                   2.19%

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                  APRIL, 1996
                             PAYMENT MAY 15, 1996

                                                Fee Assets
                                 -------------------------------------

                                  Guarantee      Inside     Fee Asset
                                    Fees          Refi        Total
                                 -------------  ----------  ----------

GTFC 1994-1                         308,863.32         .00  308,863.32
GTFC 1994-3
GTFC 1994-4                      -------------  ----------  ----------

                                    308,863.32         .00  308,863.32


Total amount of Guarantee Fees and Inside
  Refinance Payments                                        308,863.32

Payment on Finance 1 Note                                   308,863.32

Allocable to Interest (current)                             130,514.11

Allocable to accrued but unpaid Interest                           .00

Accrued and unpaid Trustee Fees                                    .00

Allocable to Principal                                      178,349.21

Finance 1 Note Principal Balance                         19,772,852.68

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                  APRIL, 1996
                             PAYMENT MAY 15, 1996


                                           Inside
                              Residual      Refi       Total
                             ----------  ----------  ----------

GTFC 1994-1                         .00         .00         .00
GTFC 1994-2                  183,115.17   12,454.37  195,569.54
GTFC 1994-3                  146,926.61    2,787.21  149,713.82
GTFC 1994-4                  298,523.31   10,039.26  308,562.57
                             ----------  ----------  ----------

                             628,565.09   25,280.84  653,845.93
                             ----------  ----------  ----------

Total Residual and Inside
 Refinance Payments                                  653,845.93